Principal Funds, Inc.
Supplement dated January 29, 2021
to the Statement of Additional Information dated March 1, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Under Investment Advisors, delete Los Angeles Capital Management and Equity Research, Inc., and replace with the following:

Sub-Advisor: Los Angeles Capital Management LLC ("Los Angeles Capital") is a California limited liability company. It is owned by key employees through its parent holding companies, LACM Holdings, Inc. and LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, and Hal W. Reynolds, Chief Investment Officer, hold a controlling equity interest in the Parent Company.

Fund(s): a portion of the assets of MidCap Value I and a portion of the assets of SmallCap Value II